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                                                              EXHIBIT 10.5(a)


                              AMENDED AND RESTATED
                   STOCK INCENTIVE PLAN FOR KEY EMPLOYEES OF
                 JOHNSTON INDUSTRIES, INC. AND ITS SUBSIDIARIES


1.  PURPOSES

     The purposes of this Stock Incentive Plan for Key Employees of Johnston Industries, Inc. and its subsidiaries (the "Plan") are (i) to provide incentives to those officers and other key employees whose performance will contribute to the long-term success and growth of Johnston Industries, Inc. (the "Company") and its subsidiaries, (ii) to strengthen the ability of the Company and its subsidiaries to attract and retain employees of high competence, (iii) to increase the identity of interests of such employees with those of the Company's shareholders, and (iv) to help build loyalty to the Company and its subsidiaries through recognition and the opportunity for stock ownership.

2.  ELEMENTS OF THE PLAN

     The Plan provides the Company's Board of Directors (the "Board") with the discretion to grant or award participants incentives relating to the Company's shares of Common Stock, $.10 par value (the "Shares"), utilizing (1) incentive stock options, (2) nonqualified stock options and (3) restricted stock. In connection with the grant of options, the Board shall have the authority to grant stock appreciation rights. Options, restricted stock and stock appreciation rights (collectively, "Awards") may be granted to participants singly or in any combination which the Board deems appropriate, provided that no stock appreciation right may be granted unless in connection with an option.

3.  SHARES SUBJECT TO THE PLAN

     The maximum aggregate number of Shares as to which options may be granted or restricted stock awarded under this Plan at any time after the effective date set forth in Section 22 hereof (the "Effective Date") shall be 515,825 Shares (including 165,825 Shares subject to options granted pursuant to the Stock Incentive Plan for Key Employees of the Company and its Subsidiaries as in effect prior to the Effective Date). Such Shares shall be subject to adjustment as provided in Section 12 hereof and may be either authorized but unissued Shares, or Shares previously issued and reacquired by the Company. If and to the extent options granted under the Plan terminate, expire or are canceled without having been exercised, or if any Shares of restricted stock are forfeited, the Shares subject to such option or award shall again be available for purposes of the Plan.
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4.  PLAN ADMINISTRATION

     The Plan shall be administered by the Board. The Board may delegate this or any other authority granted it hereunder to a committee which shall consist of at least three members of the Board (the "Incentive Compensation Committee"). No member of the Incentive Compensation Committee shall be eligible to participate in the Plan (any references herein to the "Board" shall be deemed to refer to either the Board or the Incentive Compensation Committee if authority to administer the Plan has been delegated to such Committee). The Board shall have the sole authority to determine (a) the officers and employees to whom Awards shall be granted under the Plan; (b) the type, size and terms of the Awards to be made to each officer or employee selected; (c) the time when Awards will be granted and the duration of the exercise period; and (d) any other matters arising under the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder.

     A majority of the Board shall constitute a quorum for purposes of meetings which may be held at such times and places and on such notice as the Board deems appropriate. All actions and determinations of the Board shall be made by not less than a majority of its members and may be made at a meeting or by written consent in lieu of a meeting.

5.  ELIGIBILITY FOR PARTICIPATION

     Officers and other key employees of the Company or any of its subsidiaries (as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) (the "Subsidiaries"), shall be eligible to participate in the Plan (the "Participants"). A director of the Company or any Subsidiary who is not also an officer or employee of the Company or a Subsidiary will not be eligible to participate in the Plan. Nothing contained in this Plan shall be construed to limit the right of the Company or any Subsidiary to grant options otherwise than under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business or assets of any corporation, firm or association, including options granted to officers or employees thereof who become officers or employees of the Company or a Subsidiary, or for other proper corporate purposes.

6.  GRANTING OF OPTIONS

     (a) The Board shall have the right to grant Participants stock options on the terms and conditions set forth herein. Such options shall be "Incentive Stock Options" if the Board so designates such options and they comply with
Section 422A of the Code; otherwise they shall be "Nonqualified Stock Options." The purchase price of each Share subject to an Incentive Stock Option shall be the fair market value of a share of such stock on the date such Incentive Stock Option is granted, provided, however, that any Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or any parent corporation (as defined in Section 425(e) of the Code)


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of the Company (a "10% Stockholder") shall not be less than 110% of such fair market value. The purchase price of each Share subject to a Nonqualified Stock Option shall be such price (which may be less than its fair market value) as is determined by the Board on or before the date such Nonqualified Stock Option is granted. The fair market value shall be determined in any reasonable manner approved by the Board.

         (b) Shares subject to Incentive Stock Options that first become exercisable by a Participant in any calendar year under this Plan or any other Plan maintained by the Company or any Subsidiary together with Shares subject to previously granted Incentive Stock Options that first become exercisable by the Participant in that calendar year shall not exceed $100,000 in fair market value determined as of their respective dates of grant.

         (c) The Board may prescribe such other terms as it deems desirable or as may be necessary to qualify the grant of Incentive Stock Options under the provisions of Section 422A of the Code. The Board may also authorize acceleration of the exercise of an option or installment thereof.

         (d) The Board may grant at any time new Incentive Stock Options to a Participant who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options. However, no Incentive Stock Option granted prior to 1987 shall be exercisable by a Participant while there is outstanding any Incentive Stock Option previously granted to such Participant to purchase Shares in the Company, until such option is exercised in full or expires by reason of lapse of time.

7.  TERM OF OPTIONS

     Unless the option agreement provides otherwise, options granted hereunder shall be exercisable for a term of ten years from the date of grant ("Expiration Date"); provided, however, that any Incentive Stock Option granted to a 10% Stockholder may not be exercisable for a term of more than five years from the date of grant.

8.  EXERCISE OF OPTIONS

         (a) Unless the option agreement provides otherwise, options granted hereunder shall be exercisable for cash or any other property (including Shares or, to the extent permitted by applicable corporate law, promissory notes) deemed acceptable by the Board; provided that, in the case of payment by a promissory note the Participant shall pay in cash or other property an amount equal to at least the par value of Common Shares being purchased, and, if the option is an Incentive Stock Option, the note shall bear a sufficient rate of interest so that the exercise price for the purpose of the Code shall be no less than the fair market value of the Common Shares being purchased. Unless the Board provides otherwise, Incentive Stock Options will become exercisable in installments on a cumulative basis at a rate of twenty-five percent (25%) each year, beginning on the first anniversary of the date of grant and Nonqualified Stock Options will become exercisable, provided that no Nonqualified Stock Option may become exercisable


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earlier than six months from the date of grant.  No fractional Shares, or cash in lieu thereof, shall be issued under this Plan or under any option granted hereunder. Except as otherwise provided herein, no option may be exercised at any time, unless the holder is then an officer or employee of the Company or a Subsidiary and has continuously remained an officer or employee at all times (other than on an absence for an approved leave of absence or service in the Armed Forces) since the date of grant of such option.

         (b) Options shall be exercised by a Participant giving written notice of such exercise to the Company, provided that an option may not be exercised at any one time as to less than 100 Shares (or such number of Shares as to which the option is then exercisable if less than 100).

         (c) An Incentive Stock Option shall be exercisable during a Participant's lifetime only by the Participant, or, if the Participant has become disabled, by his legal representative.

9.  EXERCISE ON TERMINATION OF EMPLOYMENT

         (a)  Incentive Stock Options

     If a Participant ceases to be an officer or employee (other than by reason of death or disability), any unexercised portion of his Incentive Stock Option shall terminate. If, prior to the Expiration Date, a Participant shall cease to be an officer or employee by reason of death or disability within the meaning of Section 22(e)(3) of the Code, he (or, in the event of the Participant's death, his estate) may exercise any Incentive Stock Options he holds for a period of one year after the date of cessation of his service as an officer or employee to the extent that it was exercisable at the time of such cessation. Thereafter, any unexercised portion of the option shall terminate. In no event shall Incentive Stock Options be exercised after the Expiration Date.

         (b)  Nonqualified Stock Options

         (i) If a Participant ceases to be an officer or employee prior to the expiration of a Nonqualified Stock Option by reason of his retirement at or after age 65 or permanent and total disability (as determined by the Board), any unexercised portion of his Nonqualified Stock Option shall expire three months after such retirement or disability, as the case may be, and during such three months' period, the optionee shall have the same rights to exercise the unexercised portion of his Nonqualified Stock Option as he would have had if he were still an officer or employee of the Company.

         (ii) If prior to the expiration of any Nonqualified Stock Option, a Participant shall die while an officer or employee of the Company, any unexercised portion of such option shall expire one year after his death and during such one-year period his legal representatives, heirs or legatees shall have the same rights to exercise the unexercised portion of the option as the Participant would have had if he were still an officer or employee of the Company.

         (iii) Except as provided in clauses (i) and (ii) of this Section 9(b), if a Participant ceases to be an officer or employee for any reason prior to the expiration of any Nonqualified Stock



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Option, the unexercised portion of such option shall automatically terminate, unless the Board in its sole discretion shall determine otherwise.

10.  STOCK APPRECIATION RIGHTS

         (a) Concurrently with the grant of any option under this Plan, the Board may award a Participant a "Stock Appreciation Right" which shall provide the Participant the right to receive cash in lieu of the purchase of Shares under such option. Such rights shall only be granted in conjunction with options and may not be granted alone.

         (b) Unless the Board, in its sole discretion, provides otherwise, Stock Appreciation Rights shall be exercisable upon the same conditions as the related option is exercisable under Sections 7, 8 and 9 hereof.

         (c) The amount to which a Participant shall be entitled upon the exercise of any Stock Appreciation Right shall be determined by multiplying (i) the number of Shares with respect to which the Stock Appreciation Right is exercised by (ii) the amount, if any, by which the fair market value of a Share on the exercise date exceeds the exercise price of the related option.

         (d) The exercise of any Stock Appreciation Right shall reduce the number of Shares subject to the related option.

11.  RESTRICTED STOCK AWARDS

         (a) The Board shall have the authority to award Participants Shares which shall be restricted as provided herein to avoid immediate taxation under the Code.

         (b) Such restricted stock may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by a Participant, except as provided below. The Board may place such additional restrictions as it may deem appropriate on the restricted stock. As a condition to the receipt of any Shares awarded under this Plan, a Participant shall execute and deliver to the Company an instrument in writing, in form approved by the Board, wherein he agrees to the above restrictions and the legending of the certificates representing his Shares with respect thereto. Notwithstanding such restrictions, however, a Participant shall be entitled to receive all dividends declared on and to vote any Shares held by him and to all other rights of a shareholder with respect thereto.

         (c) If a Participant terminates his service as an officer or employee for any reason, his rights with respect to any Shares which remain restricted hereunder shall be as provided in a written agreement between the Participant and the Company relating to the award and forfeiture of Shares hereunder.

         (d) Subject to subsection (c) hereof or to the extent provided in any written agreement between the Participant and the Company relating to the award of Shares hereunder, the restrictions set forth in this Section on Shares awarded under this Plan shall lapse ratably over a


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period of five years from the date of award.  The Board may, in its discretion, waive such restrictions at any time.

12.   ADJUSTMENTS FOR CERTAIN EVENTS

         (a) If there is any change in the number of Shares through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such Shares, the number of Shares available for options or awards and the number of such Shares covered by outstanding options or awards, and the price per Share of such options or the applicable market value of awards, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued Shares; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated.

         (b) In the event of any sale of all or substantially all of the assets of the Company, merger or consolidation, corporate separation or division (including split-up or split-off), or reorganization or dissolution or liquidation of the Company (each such event, an "Event"), the Board shall make such provision for the holders of Awards as it deems equitable. The actions which the Board shall have authority to take shall include (i) adjustment of outstanding options so that after the Event each holder of an option becomes entitled to receive upon exercise of the option at the option price the kind and amount of shares of stock or other securities, property, cash or combination thereof to which a holder of the number of Shares for which the option might have been exercised immediately prior to such Event is entitled thereafter, (ii) if the Event involves the acquisition by another corporation of all or substantially all of the Company's assets, or a merger or consolidation of the Company in which another corporation is the surviving or resulting corporation and if such other corporation is prepared to assume the options then outstanding or to substitute its options therefor, provision for such assumption or substitution; or (iii) provision that each Award granted under the Plan shall terminate as of the date fixed by the Board, with not less than twenty(20) days written notice of the date fixed to be given to each Participant and each Participant to have the right during the twenty (20) days preceding such termination to exercise the Awards as to all or any part of the Shares covered thereby, including installments as to which such Awards would not otherwise be exercisable.

         (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of fractional Shares, and, provided that any such adjustment with respect to an Incentive Stock Option in connection with a transaction to which Section 425(a) of the Code applies shall be done in accordance with the provisions of such Section 425(a) unless the Board specifically determines otherwise, and any acceleration of time for exercise of an Incentive Stock Option shall be done in a manner that will not cause the Plan to fail to satisfy the requirements of Section 422A(b)(7) of the Code.

13.  FORFEITURE OF BENEFITS

     Notwithstanding any other provision of this Plan, no payment of any unpaid award shall be made and any and all unexercised options and all rights under the Plan of a Participant who received such award or option grant (or his designated beneficiary or legal representatives) to the


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payment or exercise thereof shall be forfeited if, prior to the time of such payment or exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (ii) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (iii) engage in any other activities which would constitute grounds for his discharge by the Company for cause.

14.  TRANSFERABILITY OF OPTIONS AND AWARDS

     A Participant's rights and interests under the Plan may not be assigned or transferred except, in the case of a Participant's death, by will or the laws of descent and distribution.

15.  AMENDMENT AND TERMINATION

     The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided, however, that unless also approved or ratified by a vote of the majority of the holders of the outstanding Shares of the Company entitled to vote thereon, any such modification or amendment shall not (subject, however, to the provisions of Section 12): (i) increase the maximum number of Shares for which options and awards may be granted under the Plan; (ii) reduce the option price at which options may be granted; (iii) extend the period during which options may be granted or exercised beyond the times originally prescribed; (iv) change the persons eligible to participate in the Plan; or (v) increase the number of options or awards that may be granted to a Participant. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award. Nevertheless, with the consent of the Participant affected, the Committee may amend outstanding options or awards in a manner not inconsistent with the terms of the Plan.

16.  FUNDING OF THE PLANS

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

17.  RIGHTS OF PARTICIPANTS

     No Participant or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained as an officer or employee of the Company.

18.  WITHHOLDING OF TAXES

     The Company shall have the right to deduct from all Awards paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash Awards and, in the case of Awards paid in Shares, the Participant or other person receiving such Shares shall be


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required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Awards paid in Shares.

19.  AGREEMENTS WITH PARTICIPANTS

     Each Award granted under this Plan shall be evidenced by a written instrument containing such terms and conditions as the Board shall approve.

20.  REQUIREMENTS FOR ISSUANCE OF SHARES

     No Shares shall be issued or transferred upon payment of any Award payable hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Board. The Board shall have the right to condition any award or issuance of Shares made to any Participant hereunder on such Participant's undertaking in writing to comply with any restrictions on his subsequent disposition of such Shares as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions.

21.  HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

22.  EFFECTIVE DATE AND DESIGNATION OF THE BOARD

     Subject to the approval of the Company's Stockholders, this Plan shall be effective as of October 27, 1988 and shall continue in effect thereafter until terminated or suspended by the Board.


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